Exhibit 99.1

LRR Energy, L.P. April 2014 IPAA 2014 OGIS New York

1 . This presentation contains "forward-looking statements" — that is, statements related to future events. Forward-looking statements are based on the current expectations of LRR Energy and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as "may," "predict," "pursue," "expect," "estimate," "project," "plan," "believe," "intend," "achievable," "anticipate," "target," "continue," "potential," "should," "could" and other similar words. Forward-looking statements in this presentation relate to, among other things, LRR Energy's expectations regarding future results, production volumes, lease operating expenses and capital expenditures. Forward-looking statements involve certain risks and uncertainties, and ultimately may not prove to be accurate. These risks and uncertainties include, among other things, a decline in oil, natural gas or NGL prices, the risk and uncertainties involved in producing oil and natural gas, competition in the oil and natural gas industry, governmental regulations and other factors. Actual results could differ materially from those anticipated or implied in the forward-looking statements due to the factors described under the captions "Risk Factors" in LRR Energy's Annual Report on Form 10-K for the year ended December 31, 2013 and LRR Energy's subsequent filings with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation. Other than required under the securities laws, LRR Energy does not intend to update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise. All forward-looking statements are qualified in their entirety by this cautionary statement. Forward Looking Statements LRR Energy, L.P.

. 2 Proved Reserves 30.1 MMBoe % Proved Developed 88% Q4 2013 Production 6,522 Boe/d Total Proved Reserve Life (R/P) 12.6 Equity Market Capitalization $453 MM Net Debt $246 MM Enterprise Value $699 MM Current Yield 11.4% LRR Energy Overview LRR Energy, L.P. . Upstream MLP formed in November 2011 (NYSE: LRE) . Seek to provide investors with stable distributions and exposure to growth through the development, acquisition and exploitation of mature oil and gas properties . Stable and consistent source of quarterly distributions . 6 consecutive distribution increases Market Valuation1 1 Market data based on 3/31/14 unit price of $17.17. Net debt assumes 12/31/13 balance sheet 2 Reserves based on Third Party estimates using 12/31/13 SEC Pricing Key Statistics2 Make Accretive Acquisitions of Oil and Gas Properties Create Value Through Development & Cost Reduction Reduce Commodity Price Risk Through Hedging Maintain a Balanced Capital Structure Permian Basin Mid-Continent Gulf Coast

. 3 Strategy: Stable Cash Flows with Exposure to Growth Make Accretive Acquisitions of Oil and Gas Properties Create Value Through Development & Cost Reduction Reduce Commodity Price Risk Through Hedging Maintain a Balanced Capital Structure . Target long-lived, low-risk properties . Proven management team with acquisition track record . Leverage industry relationships to source third party deals . Potential acquisitions from LRR and Lime Rock Partners . Aggressive use of hedges to lock in economics and to minimize cash flow volatility . General commodity hedge target of 65%-85% of estimated PDP production for a rolling 3-5 year period . Operatorship allows for operational and engineering excellence (84% operated asset base) . LRE has operated core assets for numerous years . Maintain portfolio of actionable development opportunities . Maintain a conservative balance sheet and sufficient liquidity to fund growth . Use a prudent mix of debt and equity to fund acquisitions . Focused on increasing distribution coverage while providing growth LRR Energy, L.P.

. 4 Quality Assets Low Risk, Mature Assets Focused Portfolio Control Development Low-Cost Operator Developmental Inventory . Shallow production decline . 88% proved developed reserves . 12.6 reserve life . Focused operations . Three operating areas with scale . Well, commodity and geographic diversification . Operate 84% of proved reserves . Control project selection, timing and costs . Nearly all acreage is held by production . Low-risk, balanced proved inventory – 511 total projects . 340 gross development projects . 171 gross drilling locations LRR Energy, L.P. 1 FY 2013 field level cash cost per Boe based on expenses of $34.0 million divided by production of 2,360 MBoe. Expenses include Lease Operating Expenses of $25.4 million, and Production and Ad Valorem Taxes of $8.6 million 2 Full year 2013 field level cash margin based on (Commodity Sales less Lease Operating Expenses and Production and Ad Valorem Taxes) divided by Commodity Sales . All major fields in primary production . FY 2013 field level cash costs of $14.42/Boe1 . FY 2013 field level cash margin of 70%2

. 5 Q4 2013 Production (Boe/d) 6,522 Proved Reserves (MMBoe) (1) 30.1 % Proved Developed 88% % Liquids 49% Total Proved Reserve Life (R/P) 12.6 Producing Wells (gross) 1,168 Total Development Opportunities (gross) 511 % Operated By Total Proved Reserves 84% Property Summary LRR Energy, L.P. 1 Reserves based on Third Party estimates using 12/31/13 SEC Pricing BY PRODUCT 2013 Proved Reserve Characteristics BY COMMODITY BY AREA LRE Total Permian Basin Mid-Continent Gulf Coast

. 6 0% 20% 40% 60% 80% 100% Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Oil Sales (Bbls) NGL Sales (Bbls) Gas Sales (Mcf) Q4 2013 Production Production Summary LRR Energy, L.P. BY AREA BY PRODUCT 2012–2013 Production by Product LRE has become more liquids weighted as a result of drilling at Red Lake and acquisitions

7 . Permian Basin Region LRR Energy, L.P. 1 Reserves based on Third Party estimates using 12/31/13 SEC Pricing Proved Reserves1 . Key fields: Red Lake, Pecos Slope, Corral Canyon . Proved reserves1 : 16.5 MMBoe (55% of total) . Q4 2013 Production: 3,621 Boe/d (56% of total) . 662 gross (533 net) producing wells . LRE operates 94% of proved reserves . 152,000 gross (124,000 net) acres . 244 gross development projects and 144 gross drilling locations . 2014 Capex of $23.4 MM (69% of total budget) Chaves Eddy Lea Martin Ward Reagan

8 . Red Lake Field . Largest LRE field, predominantly liquids . Located in Eddy County, New Mexico . 34% of total proved reserves1 and 38% of total Q4 2013 production . 223 gross (186 net) producing wells . 99% LRE Operated . Sweet / sour crude with casing head gas . Low permeability carbonate reservoirs . Nearly all production via primary recovery . Multi year development program LRR Energy, L.P. 1 Reserves based on Third Party estimates using 12/31/13 SEC Pricing Proved Reserves1 Chaves Eddy Lea

9 . Red Lake Field – Significant Inventory of Drilling Opportunities LRR Energy, L.P. System Permian Pennsylvanian Epoch/Series/ Stage Ochoan Guadalupian Leonardian Wolfcampian Virgilian Missourian Desmoinesian Atokan Morrowan Time (M.Y.) 251 302 NW Shelf New Mexico Dewey Lake Ruster Salado Castile Upper San Andres Artesia Group Tansill Yates Seven Rivers Queen Grayburg Lower San Andres Glorieta Paddock Blinebry Tubb Drinkard Yeso Abo Wolfcamp Cisco Canyon Strawn Atoka Morrow 2014 Red Lake Capital Plan New Wells Recompletes Projects: 19 32 Average Gross EUR (MBoe): 56.3 33.4 Average Gross Cost ($MM): $1.3 $0.2 F&D ($/Boe): $18.50 $10.19 Average 30 Day IP (Boe/d): 65 25 Average Rate of Return1: ~30% ~70% New Wells Recompletes Projects: 95 114 Total Proved Inventory 1 Assumes flat pricing of $90.00/Bbl for oil and $4.00/Mcf for gas

10 . Mid-Continent and Gulf Coast Regions LRR Energy, L.P. Mid-Continent Overview . Key fields: Potato Hills, East Velma, Putnam . Proved reserves1: 10.6 MMBoe (35%) . Production: 2,161 Boe/d (33%) . 148,000 gross (80,000 net) acres . LRE operates 67% of proved reserves . 50 gross development projects and 60 gross drilling locations Gulf Coast Overview . Key fields: New Years Ridge, George West-Stratton . Proved reserves1: 3.0 MMBoe (10%) . Production: 740 Boe/d (11%) . 15,500 gross (12,000 net) acres . LRE operates 90% of proved reserves . 11 gross development projects and 2 gross drilling location PROVED RESERVES1 (by Commodity) PROVED RESERVES1 (by Commodity) 1 Reserves based on Third Party estimates using 12/31/13 SEC Pricing

11 . 2014 Capital Budget LRR Energy, L.P. . Oil-weighted capital budget of $34 million . $22 million allocated to the Red Lake field . 36 drill wells, including 19 Red Lake drill wells . Estimated average new well rate of return ~30-35% . 32 recompletes / workovers (100% Red Lake) . Estimated average recompletion rate of return ~70-75% . 18 non-production projects, including 1 SWD project, 1 facility upgrade, 14 P&A projects and 2 other projects Area Project

12 . LRR Energy, L.P. Significant Growth Potential – Multiple Acquisition Sources . 3 drop-down deals since IPO ~$125 MM . 54.1 MMBoe of proved reserves1 . ~$1.2 BN of current acquisition capacity . Strategy includes future LRR funds . ~$4.0 BN of private capital commitments . Potential asset acquisitions from portfolio companies . Attractive market conditions . Producers continue to fund shale growth with conventional asset sales Drop-downs from Lime Rock Resources Joint Bids with Lime Rock Resources Acquisitions from Lime Rock Partners Acquisitions From Third Parties . Expands LRE acquisition universe . Supports ultimate drop-down strategy . 19 major acquisitions since 2006 for ~$1.8 BN 1 Estimated proved reserves as of 12/31/13. Pro forma for announced acquisitions and divestitures. Lime Rock Resources includes Fund II and Fund III

13 . LRR Energy, L.P. Lime Rock Resources — Strong Committed Sponsor . Formed in 2005 and consists of three investment funds . Acquires mature, low-risk producing oil and natural gas properties in U.S. with long-lived production profiles . Growing opportunity set of potential drop-down assets Fund I . Owns 32.7% of L.P. units . 78.4% are subordinated units LRE / LRR Revenue4 Fund II . 38.5 MMBoe of proved reserves1 . 61% oil / liquids . ~6,850 Boe/d production2 Fund III . $750 MM of committed equity capital . 15.6 MMBoe of Proved Reserves1 . 89% oil / liquids . ~2,850 Boe/d production3 Potential High Liquid Margin Assets for Future Drop-downs LRE Lime Rock Resources 1 Estimated proved reserves as of 12/31/13. Pro forma for recent activity 2 Estimated production as of 12/31/13. Pro forma for recent activity 3 November 2013 net rate 4 Full year 2013. Revenue excludes hedge gains and losses during the period. Lime Rock Resources includes Fund II and Fund III

. 14 As of December 31, 2013 ($ in thousands) Cash & Equivalents $4,417 Senior Credit Facility $200,000 2nd Lien Term Loan $50,000 Total Debt $250,000 Equity Market Capitalization (1) $453,454 Enterprise Value (2) $699,037 Senior Credit Facility Borrowing Base $250,000 Senior Credit Facility Availability $50,000 Liquidity $54,417 2013 Adjusted EBITDA $79,550 2013 Debt / 2013 Adjusted EBITDA 3.1x Total Debt / Enterprise Value 36% Conservative Financial Strategy . Strong balance sheet commitment . Target debt/Adjusted EBITDA of < 3.0x . Maintain adequate liquidity . Fund acquisitions with prudent leverage . Long-term financing plan . 40%-50% debt . 50%-60% equity LRR Energy, L.P. 1 Market data based on 3/31/14 unit price of $17.17 2 Enterprise Value equals Equity Market Capitalization plus Total Debt less Cash

15 . Quarterly Production 2013 Operational Improvements LRR Energy, L.P. . Operational issues faced during Q1 2013 . Pecos Slope – nitrogen rejection and compressor failure . Red Lake - plant capacity constraints and compressor issues forced flaring . Putnam - weather related shut-ins . Timing of March 2013 equity offering and April 2013 acquisition close negatively impacted Q1 distribution . LRE was able to resolve issues, increase quarterly distribution and improve distribution coverage the remainder of 2013 Common Units Distribution Coverage Quarterly Distribution Total Distribution Coverage 0.85x $0.483 0.63x 1.49x $0.485 1.11x 1.48x $0.488 1.10x 1.34x $0.490 1.00x

. 16 Stable and Consistent Source of Distributions . Track record of increasing distributions . Focused on increasing coverage while providing distribution growth over time . Distribution growth driven by organic development and acquisitions LRR Energy, L.P.

17 . Robust Hedge Portfolio at Attractive Prices . Average prices of $5.06 per MMBtu, $91.87 per oil barrel and $34.41 per NGL barrel . 10% increase or decrease in commodity prices would affect 2014 EBITDA by less then 1%1 Note: Hedge prices based on weighted-average of swap prices 1 Based on March 31, 2014 strip prices 2 Hedge percentages based on flat production through 2017 at 6,500 Boe/d and production mix of gas 48%, oil 38% and NGL 14% LRR Energy, L.P. Hedge Summary 2 Weighted Average Price Oil Gas NGLs $95.76 $5.53 $34.35 Oil Gas NGLs $93.16 $5.72 $34.50 Oil Gas NGLs $86.02 $4.29 NA Oil Gas NGLs $85.75 $4.61 NA

. 18 Significant Total Return Potential . Annual distribution of $1.96 per unit . Current yield of 11.4% . Substantial tax shield . 100% shield on 2013 income . >70% shield estimated through 2015 . Opportunity for price appreciation . 14% appreciation, assuming LRE trades in line with E&P MLP peers . Implied unit price of $19.63 LRR Energy, L.P. Current Yield Comparison1 1 Comparable yields based on March 2014 data

. 19 Investment Highlights LRR Energy, L.P. Quality Assets . Stable, low-risk and predictable properties . Operated, primary production and low cost asset portfolio Consistent Source of Distributions . Track record of distribution increases – six consecutive quarters . Subordinated units support common unit distribution coverage Significant Growth Potential . Multiple sources of acquisitions . Large internal project inventory Comprehensive Hedging Program . Protects cash flow, distributions, revolver and capital program . Includes commodity, regional oil and gas basis and interest rates Compelling Valuation . Attractive, tax shielded yield . Significant unit price appreciation potential Committed Sponsor . Strong and growing sponsor . Additional Lime Rock Resources funds should lead to increased drop-down opportunities

20 . Appendix

21 . Lime Rock Management "Lime Rock" Lime Rock Overview Appendix . Formed in 2005 . Consists of three funds . ~$1.8 BN invested in 19 major acquisitions . ~$1.2 BN of additional acquisition capacity . 54.1 MMBoe of proved reserves1 . Owns 33% of LRE's LP interests . Mature producing oil and natural gas properties . 30.1 MMBoe of proved reserves2 . Three operating regions . ~$4.0 BN of private capital commitments . Consists of six funds . Founded in 1998 . ~$5.5 BN of private capital commitments LRR Energy, L.P. "LRE" Lime Rock Resources "LRR" Lime Rock Partners "LRP" 1 Estimated proved reserves as of 12/31/13. Pro forma for recent activity 2 Reserves based on Third Party estimates using 12/31/13 SEC Pricing

22 . Lime Rock Management LP LRR Energy, L.P. (NYSE: LRE) LRE GP, LLC Incentive Distribution Rights Public Common Units Organization and Ownership Summary Lime Rock Resources ("LRR") Fund I Common Units Subordinated Units LRE Operating, LLC 100% Class A Member Interest 0.1% GP Interest 100% Interest 67.3% LP Interest 32.6% LP Interest Appendix Note: Ownership percentage as of 12/31/13

. 23 Management Team and Board of Directors Executive Leadership Non-Management Directors Appendix Jonathan Farber Townes Pressler, Jr. John Bailey Jonathan Carroll Robert O'Connell Managing Director of Lime Rock Partners Managing Director of Lime Rock Partners Independent Director Independent Director Independent Director Years of Name and Position Experience Select Prior Experience Eric Mullins Co-CEO and Chairman 23 Lime Rock Resources; Goldman Sachs (Managing Director) Charles Adcock Co-CEO and Director 37 Lime Rock Resources; Houston Exploration (Senior VP); Operational roles with various E&P companies Chris Butta Senior VP and Chief Engineer 30 Lime Rock Resources; Miller and Lents, Ltd. (Senior VP); ARCO Oil and Gas Company (Operations/Analytical Engineer) Tim Miller Executive VP and COO 31 Lime Rock Resources; El Paso Corporation (VP, Texas Gulf Coast Division; Petro-Lewis Corporation (Petroleum Engineer) Jaime Casas VP, CFO & Secretary 17 Laredo Energy (CFO); Credit Suisse (Director); Donaldson, Lufkin & Jenrette; Accenture

24 . Current Hedge Position 2014 2015 2016 2017 NYMEX HH GAS SWAPS Gas (MMBtu) 6,077,016 5,500,236 5,433,888 5,045,760 Wt Avg Price(1) $5.53 $5.72 $4.29 $4.61 NYMEX WTI OIL SWAPS Oil (Bbl) 723,634 561,833 397,488 198,744 Wt Avg Price(1) $95.76 $93.16 $86.02 $85.75 NGL SWAPS NGLs (Bbl) 243,969 147,823 Wt Avg Price $34.35 $34.50 Commodity Hedges Appendix Note: Portfolio as of 3/31/14 1 Hedge prices based on weighted-average of swap prices